Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------



I, Curt S. Culver, Chief Executive Officer of MGIC Investment Corporation (the "Company"), certify, pursuant to Sections of the Surbanes-Oxley Act of 2002, 18 U.S. C. Section 1350 (the "Act"), that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

To the extent the Act permits the foregoing certification to be made to a standard that depends on my knowledge, such certification is made only to that standard.


Date: March 26, 2003





                                                \s\ Curt S. Culver
                                               ---------------------------------
                                               Curt S. Culver
                                               Chief Executive Officer




A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to MGIC Investment Corporation and will be retained by MGIC Investment Corporation and furnished to the Securities and Exchange Commission or its staff upon request.